                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                            1934 (Amendment No.  )

Filed by the registrant                        /X/

Filed by a party other than the registrant     / /

Check the appropriate box:

/ /      Preliminary proxy statement

/X/      Definitive proxy statement

/ /      Definitive additional materials

/ /      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                      Pollution Research and Control Corp.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 Same as above
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:
         ----------------------------------------------------------------------
         (2)     Aggregate number of securities to which transaction applies:
         ----------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
         ----------------------------------------------------------------------
         (4)     Proposed maximum aggregate value of transaction:
         ----------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)     Amount previously paid:
         ----------------------------------------------------------------------
         (2)     Form, schedule or registration statement no.:
         ----------------------------------------------------------------------
         (3)     Filing party:
         ----------------------------------------------------------------------
         (4)     Date filed:
         ----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 29, 1995

To the Shareholders of Pollution Research and Control Corp.:

         PLEASE TAKE NOTICE that the ANNUAL MEETING OF SHAREHOLDERS of POLLUTION RESEARCH AND CONTROL CORP. (the "Company") will be held on Thursday, June 29, 1995 at 4:00 p.m., California time, at the Company's Headquarters, 506 Paula Ave., Glendale, California, for the following purposes:

         1. To elect five directors to serve until the Company's 1996 Annual Meeting of Shareholders, or until their successors are duly elected and qualified; and

         2. To transact such other business as may be properly brought before the Annual Meeting.

         In accordance with the Company's By-Laws, the Board of Directors has fixed the close of business on May 1, 1995 as the record date for the purpose of determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. The stock transfer books will not be closed.

                                       By Order of the Board of Directors

                                         /s/ Barbara L. Gosselin
                                       ------------------------------------
                                       Barbara L. Gosselin, Secretary
                                       May 19, 1995
                                       Glendale, California

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE PROMPT RETURN OF YOUR SIGNED PROXY, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD, WILL AID THE COMPANY IN REDUCING THE EXPENSE OF ADDITIONAL PROXY SOLICITATION. FOR YOUR CONVENIENCE, THE ENCLOSED PROXY CAN BE MAILED WITHOUT THE NEED FOR AN ENVELOPE. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. YOUR PROXY WILL BE REVOCABLE, EITHER IN WRITING OR BY VOTING IN PERSON AT THE ANNUAL MEETING, AT ANY TIME PRIOR TO ITS EXERCISE.

                      POLLUTION RESEARCH AND CONTROL CORP.
                                 506 Paula Ave.
                          Glendale, California  91201

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                         June 29, 1995 and Adjournments
          Approximate Date Proxy Materials First Sent to Shareholders:
                                  May 19, 1995

                      SOLICITATION AND REVOCATION OF PROXY

         The enclosed proxy is for use only at the Annual Meeting of Shareholders (the "Annual Meeting") of POLLUTION RESEARCH AND CONTROL CORP. (the "Company") to be held June 29, 1995 and any and all adjournments thereof, and is solicited on behalf of the Board of Directors of the Company.

         If the enclosed form of proxy is executed and returned it may nevertheless be revoked at any time insofar as it has not been exercised by transmitting notice of such revocation to the Company by hand or by registered mail prior to the Annual Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposals identified in the proxy and as set forth and discussed in this Proxy Statement. Where a choice is specified with respect of any proposal, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted in FAVOR of the proposal. The Proxy Committee appointed by the Board of Directors consists of Barbara L. Gosselin, the Secretary and a director of the Company, and Marcia Smith, Director of Administration and a director of the Company.

         Shareholders of record entitled to vote will be determined as of the close of business on May 1, 1995. At that date, there were outstanding and entitled to vote 6,932,662 shares of Common Stock of the Company. No other class of capital stock is outstanding. Each share of Common Stock entitles the holder thereof to one vote, and shareholders of the Company have the right to cumulate their votes with respect to the election of directors. If cumulative voting is utilized, the total number of votes which the shareholder may cast for the election of directors shall equal the number of directors to be elected multiplied by the number of shares held, and the shareholder may cast all of such votes for one candidate or may distribute the total votes among all or several candidates, as the shareholder sees fit. A shareholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and unless the shareholder gives notice at the Annual Meeting prior to the voting of an intention to cumulate votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for candidacy in nomination. The Board of Directors is not soliciting discretionary authority to cumulate votes for candidates for election to the Board. Under the Company's amended Articles of Incorporation, at such time, if ever, that the Company's securities are listed on the New York or American Stock Exchanges, or the NASDAQ National Market System, cumulative voting will be eliminated for shareholders.

                                 VOTE REQUIRED

         Unless cumulative voting is invoked, a majority of the shares eligible to vote at the Annual Meeting present in person or by proxy, or 3,466,332 shares, will constitute a quorum for the transaction of business at the Annual Meeting. The vote of a plurality of the votes cast at the Annual Meeting is required to elect each of the nominees for election as directors of the Company. If cumulative voting is invoked, the five candidates receiving the highest number of votes shall be elected.

                      NOMINATION AND ELECTION OF DIRECTORS

         The Board of Directors currently consists of five members, with one vacancy. The Board has nominated all five of the current directors for re-election. The Board vacancy will be filled by the Board at such time, if ever, that the Board locates qualified candidates to serve. Proxies may not be voted for a greater number of persons than the number of nominees named herein.

         Directors are elected at each Annual Meeting, but if any such Annual Meeting is not held or directors are not elected, the directors may be elected at any special meeting of shareholders held for that purpose. The term of office for each director expires at the Company's next Annual Meeting and upon election and qualification of their successor. Under the Company's amended Articles of Incorporation, at such time, if ever, that the Company's securities are listed on the New York or American Stock Exchanges, or the NASDAQ National Market System, the Board of Directors will be divided into three classes and all directors will no longer be elected at each Annual Meeting.

         Unless authority is withheld by your proxy, the shares represented by the proxy will be voted in FAVOR of the nominees for directors set forth herein. In the event that any nominee for the Board shall become unavailable, it is intended that such shares will be voted in FAVOR of such substitute nominee as may be determined by the Board of Directors.

         The Board of Directors has no standing, nominating, compensation or audit committees. The Board of Directors met eight times during the year ended December 31, 1994 and each director of the Company attended more than 75% of the Board meetings. In addition, the Board voted by unanimous consent four times during the year ended December 31, 1994.

         The following table contains information as of May 19, 1995 with respect to each nominee:

            NAME              AGE                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
 Albert E. Gosselin, Jr.      62     Mr. Gosselin is currently  President, Chief Executive  Officer and  Chairman of the Board  of
                                     the  Company.  Mr. Gosselin  is the founder  of the Company,  serving as  its President since
                                     1968,     when  the  Company   succeeded  Mr.  Gosselin's  engineering  firm,  A.E.  Gosselin
                                     Engineering.      Mr.  Gosselin  has been  a  California  Registered Professional  Mechanical
                                     Engineer since  1959, and  received a  graduate BSME  from Loyola  University in  1954.   Mr.
                                     Gosselin has served as a director of the Company since 1968.

 Gary L. Dudley               57     Mr. Dudley  is, and  for the  last five  years has  been, President  of Applied  Conservation
                                     Technology,  Inc.  Mr. Dudley received  a Master's Degree  in Mechanical Engineering from the
                                     University  of Southern California  in 1966.  Mr. Dudley served  as a director of the Company from 1981 to January 23, 1991 and rejoined the Board on June 8, 1991

 Barbara L. Gosselin          59     Mrs. Gosselin  is currently Secretary of the Company and  has served in such capacity since the  inception  of  the  Company.  Mrs. Gosselin  is  a  founder  of  the  Company  and  its
                                     predecessor and  was involved in  all  aspects of the organization of such companies.   Mrs.
                                     Gosselin has served as a director of the Company since 1968 and  served as Chief Financial
                                     Officer of the Company from its inception to March 1990.

            NAME              AGE                            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
 Marcia Smith                 56     Ms. Smith  currently serves as the  Company's Director of  Administration. She  has served in various capacities with the  Company since 1979.  Ms. Smith  has served as a director of  the
                                     Company since May 1990.

 Craig E. Gosselin            35     Mr.  Gosselin  graduated from  Loyola Marymount  University with  a B.B.A.  in 1981  and from
                                     Southwestern University School of Law in 1984.  He is a member  of the California bar and was associated with the  law firm of Shea & Gould  from September 1984 to  March 1, 1989, and the
                                     law  firm of  Myerson &  Kuhn from  March 1,  1989 to  December 1989.   Mr.  Gosselin  became
                                     associated with the law  firm of Cooper &  Dempsey in December  1989 and became a  partner of
                                     Cooper &  Dempsey in February 1990.  Mr. Gosselin resigned  from Cooper & Dempsey  on July 1,
                                     1992, and on that date  became Vice President and General Counsel  of Vans, Inc.,  a publicly traded manufacturer, distributor and retailer of casual shoes for men, women and children.

INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

         The executive officers of the Company are as follows: Albert E. Gosselin, Jr., Chairman of the Board, President and Chief Executive Officer; Cynthia L. Gosselin, Chief Financial Officer; and Barbara L. Gosselin, Secretary. Information with respect to Albert E. Gosselin, Jr. and Barbara L. Gosselin is set forth above. Cynthia L. Gosselin, 32, has been Chief Financial Officer of the Company since March 1990, and has served in various capacities at the Company, including Production Manager, since 1983. Ms. Gosselin graduated with a Bachelors of Business Administration from California State University at Long Beach in 1983. Keith A. Gosselin, 31, has been employed by Dasibi as the Production Manager since June 1986 and, additionally, as the Manager of Sales and Marketing since May 1990. Mr. Gosselin received a Bachelor of Science in business from Loyola Marymount University in 1984 and a Masters of Business Administration from William and Mary University in 1986.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth as of May 5, 1995 information concerning beneficial ownership of the Common Stock of the Company by (i) each person (including any "group" as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to own beneficially more than 5% of such Common Stock, (ii) all directors of the Company, and (iii) all directors and executive officers of the Company as a group.

                    NAME AND ADDRESS OF       NUMBER OF SHARES OF       PERCENTAGE OF
                   BENEFICIAL OWNER (1)          COMMON STOCK        OUTSTANDING COMMON
                                               BENEFICIALLY OWNED          STOCK (2)
                Lee N. Sion (5)                     619,000                 7.2%

                Albert E. and Barbara L.            461,335                 5.3%
                Gosselin, Jr. (3)

                Marcia Smith                         61,280                   *

                Craig E. Gosselin (7)                 5,000                   *

                Gary L. Dudley (4)                   45,000                   *

                Cynthia L. Gosselin (6)              56,305                   *

                All directors and officers          628,920                 7.3%
                of the Company as a group
                (6 persons)



         *       Less than 1%

(Footnotes from previous page)

(1) The address of each of the individuals named above, except Lee N. Sion is 506 Paula Ave., Glendale, California 91201. Mr. Sion's address is P.O. Box 910, Glendale, CA 91209

(2) Assumes the exercise of outstanding options and warrants to purchase a total of 1,695,000 shares of the Company's Common Stock exercisable within 60 days. Does not give effect to the exercise of outstanding warrants to purchase a total of 1,528,497 shares of Common Stock issues in the Company's 1989 public securities offering and otherwise, which are not currently exercisable.

(3) Includes 50,000 shares of Common Stock issuable upon the exercise of an option owned of record by Albert E. Gosselin, Jr., exercisable within 60 days, but does not include a total of 90,333 shares of Common Stock owned of record collectively by Craig E., Cynthia L., Keith A., and Jennifer S. Gosselin, the adult children of Albert E. and Barbara Gosselin, Jr. as to which Mr. and Mrs. Gosselin disclaim any beneficial ownership. Mr. and Mrs. Gosselin hold their shares of Common Stock as community property and exercise joint voting power with respect to such shares.

(4) Consists of 45,000 shares of Common Stock subject to an option that is exercisable within 60 days.

(5) Includes 50,000 shares of Common Stock issuable upon the exercise of an option owned of record by Lee N. Sion which is exercisable within 60 days

(6) Cynthia L. Gosselin is the adult daughter of Albert E. and Barbara L. Gosselin, Jr., who disclaim any beneficial ownership of her shares.

(7) Craig E. Gosselin is the adult son of Albert E. and Barbara L. Gosselin, Jr., who disclaim any beneficial ownership to his shares.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVES

         Set forth below is a table which discloses all compensation, including long-term compensation under the Company's Employees' Incentive Stock Option Plan, awarded to, earned by, or paid to, the executive officers of the Company whose total compensation exceeded $100,000 in fiscal 1993.

                           SUMMARY COMPENSATION TABLE


                                                ANNUAL COMPENSATION               LONG-TERM
                                                                                 COMPENSATION

 NAME AND PRINCIPAL POSITION                  FISCAL YEAR        SALARY
 Albert E. Gosselin, Jr.,                        1992          $ 184,229               -0-
 Chairman of the Board, President and
 Chief Executive Officer

                                                 1993          $ 177,240               -0-

                                                 1994          $ 180,000            53,847 (1)

(1) Represents an option granted under the Company's Employees' Incentive Stock Option Plan. The Option is fully vested and has been exercised at a price of $0.60 per share, the fair market value of the Common Stock on the date of grant.

         During fiscal 1994, Mr. Gosselin did not receive, exercise or participate in any option, SAR or long-term incentive plan.

COMPENSATION OF DIRECTORS

         Directors are not compensated for their services.

EMPLOYMENT AGREEMENTS

         The Company has employment agreements with Albert E. Gosselin, Jr., the President, Chief Executive Officer and Chairman of the Board of the Company, and Cynthia L. Gosselin, the Company's Chief Financial Officer. Mr. Gosselin's employment agreement (the "Agreement") was first approved by the Board of Directors on July 30, 1987, and has since been extended through August 31, 1996. The Agreement, as extended, provides for the payment to Mr. Gosselin on a base salary of $180,000, $190,000 and $200,000 during one-year periods ended August 31, 1994, 1995 and 1996, respectively. The agreement further obligates the Company to permit Mr. Gosselin to participate in the Company's Employee's Incentive Stock Option Plan and Group Medical Plan and any other health, life insurance, group medical, disability income insurance and/or stock option plan adopted by the Company. Under the Agreement, Mr. Gosselin's salary continues in the event of disability and for two years after his death. He is also entitled to a lump sum severance payment equivalent to 2.99 times his current salary in the event of his termination as President or Chief Executive Officer within eighteen months after a "change of control" of the Company, including, among other events, certain types of mergers and other business combinations, material changes in the composition of the Board of Directors or the beneficial ownership of the Common Stock, the sale of substantially all the Company's assets or securities and the material downsizing or dissolution of the Company. If such an event occurs during fiscal 1995, Mr. Gosselin would be entitled to receive $538,200 as a severance payment.

         The Company's employment agreement with Cynthia L. Gosselin commenced on July 20, 1994, and continues through July 20, 1997. The agreement provides for the payment to her of a base salary of $62,500 during each one-year period ended July 20, 1995, 1996 and 1997, and annual increases in the discretion of the Board of Directors. Pursuant to the employment agreement, Ms. Gosselin is required to be reimbursed by the Company for her expenses incurred in the connection with the performance of her responsibilities. In the event of her death or disability, the agreement provides for Ms. Gosselin's salary to continue for six months thereafter. She is also entitled to participate in the Company's health, life insurance, group medical, disability income insurance and/or stock option plan. Ms. Gosselin's employment agreement provides that she is entitled to a lump sum severance payment equivalent to 2.99 times her current salary in the event of her termination as Chief Financial Officer within 18 months after a "change in control" of the Company, as defined in the Company's Employment Agreement with Mr. Albert E. Gosselin,Jr., described above. She would be entitled to receive a severance payment of $186,875 if a change in control of the Company occurs during fiscal 1995.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Sections 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal year ended December 31, 1993, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                       APPOINTMENT OF GREENBERG & JACKSON
                     AS THE COMPANY'S  INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 1994

         The Board of Directors has selected Greenberg & Jackson to audit the financial statements of the Company for the fiscal year ending December 31, 1994. Deloitte & Touche was the Company's independent auditors since June 22, 1992 until December 7, 1994. On such date, the Company dismissed Deloitte & Touche as its independent auditor and replaced them with Greenberg & Jackson. The disclosure regarding this matter is set forth in the Company's Form 8-K, dated December 7, 1994. A representative of Greenberg & Jackson is expected to be present at the Annual Meeting with the opportunity to make a statement, if he or she desires, and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

         Shareholder proposals for the 1996 Annual Meeting must be delivered, in writing, to the Secretary of the Company no later than December 22, 1995.

                          ANNUAL REPORT ON FORM 10-KSB

         The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1994, filed with the Securities and Exchange Commission, provides certain additional information concerning the Company, and is available without charge to shareholders upon written request directed to the Secretary of the Company, Barbara L. Gosselin, 506 Paula Avenue., Glendale, California 91201. The Company's 1994 Annual Report to Shareholders, which will be reported on at the Annual Meeting, is being mailed to shareholders with this Proxy Statement.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matter which properly may be presented at the Annual Meeting. However, if other matters do properly come before the Annual Meeting, it is intended that the person named in the accompanying proxy will vote thereon in his discretion to his best judgement.

                            SOLICITATION OF PROXIES

         The entire expense of preparing, assembling and mailing this Proxy Statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to their principals, and the Company will reimburse them for their expenses in so doing. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may request the return of proxies personally by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received. Shareholders are therefore urged to send their proxies without delay.

                                       By Order of the Board of Directors


                                       /s/ Barbara L. Gosselin
                                       ------------------------------------
                                       Barbara L. Gosselin, Secretary
                                       May 19, 1995
                                       Glendale, California

                      THIS PROXY IS SOLICITED ON BEHALF OF
                           THE BOARD OF DIRECTORS OF
                      POLLUTION RESEARCH AND CONTROL CORP.

The undersigned hereby appoints A.E. Gosselin, Jr. the proxy of the undersigned at the 1995 Annual Meeting of Pollution Research and Control Corp. (the "Company"), and any adjournments thereof, to vote his or her shares of Common Stock as follows:

1.               FOR [ ]           WITHHOLD AUTHORITY FOR [ ]

The election of the following directors:

1.  A.E. Gosselin, Jr.       3.  Gary L. Dudley         5.  Marcia Smith
2.  Barbara L. Gosselin      4.  Craig E. Gosselin

(Instructions: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)


2.               FOR [ ]          AGAINST [ ]               ABSTAIN [ ]

In their discretion, upon any other matters as may properly come before the Annual Meeting.



_____________________________________                  ________________
                Signature                                  Date





This proxy will be voted in accordance with the specific indication. In the absence of such indication, this proxy will be voted FOR each of the nominees listed above.

                 POLLUTION RESEARCH AND CONTROL CORP.
                 506 PAULA AVE.
                 GLENDALE, CA  91201